MAYFIELD
pharmaceuticals

August 2019

SAFE HARBOR

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from Harrow Health, Inc.'s ("Harrow") and Mayfield Pharmaceuticals, Inc.'s ("Mayfield", and collectively with Harrow the "Company") expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; the Company's ability to generate profits from sales of its formulations; risks related to research and development activities and any related regulatory approvals; the Company's estimates of the current and potential market size for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting the pharmaceutical industry; competition; and market conditions. More detailed information about Harrow and the risk factors that may affect the realization of forward-looking statements is set forth in the Harrow's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Harrow' compounded formulations are not FDA approved.

All trademarks, service marks and trade names included in this presentation are the property of their respective owners.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities described herein, nor shall there be any sale of any such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.



Mayfield Senior Leadership

		Experience	Background
	**Melissa Bradford-Klug** *Chief Executive Officer*	20+ years	▪ Strategic planning, licensing and business development expertise in the life sciences industry ▪ Chief Business Officer, Keryx; Senior VP, Business Development, AMAG Pharmaceuticals; VP Business Development & Licensing, Mallinckrodt ▪ Leadership roles at Baxter International and Eli Lilly ▪ MBA (DePaul); B.S. Chemistry (Maryville University)
	**Mark L. Baum** *Director* *(Co-Founder)*	20+ years	▪ Founder of Harrow Health (NASDAQ: HROW) and Eton Pharmaceuticals (NASDAQ: ETON); Founder of Melt Pharmaceuticals, ImprimisRx, Surface Pharmaceuticals, and YesRx ▪ 2017 E&Y Life Sciences Entrepreneur of the Year

Harrow Health, Inc. Overview

- **Harrow Health, Inc. (NASDAQ: HROW) owns a portfolio of healthcare businesses, including one of the nation's leading ophthalmology pharmaceutical businesses, ImprimisRx**
- **Harrow's business model is to Found, Fund and Spin-Out healthcare businesses and to return capital to shareholders through the ownership of equity and royalty interests**
- **Since 2017, Harrow Health has spun-out three separately financed and managed drug development companies (below) and intends to complete additional similar transactions over the coming years**

eTon PHARMACEUTICALS

Spun-out of Harrow June 2017
$20M Series A financing ($3/share);
Nov. 2018 IPO
NASDAQ (ETON) at $6/share

surface PHARMACEUTICALS INC.

Spun-out of Harrow May 2018
$21M Series A financing by leading ophthalmic PE firm
Flying L Partners

MELT PHARMACEUTICALS

Spun-out of Harrow Jan. 2019
$11M Series A financing

S-1 Registration Statement to be filed Q3 2020

Mayfield Pharmaceuticals

Our vision is to improve women's lives by developing products that address significant and conspicuous unmet needs

Products that matter	Products that enhance women's health and address large unmet needs in the marketplace.
Low risk development	Our development programs focus on using known molecules in dosage forms for new indications, and by developing new chemical entities with a known mechanism of actions
Lean business model	Bring together the best inside and outside experts to advance development programs in capital efficient ways. We look to offset our operating expense by collaborating with partners for markets outside the US.
Commercial strategy	Ease of access to healthcare providers and convenience to patients by directly shipping drugs to the patient's door with reliable & timely delivery.

Mayfield's Drug Candidates

MAY 66

Lead drug candidate for bacterial vaginosis, a $1 Billion+ market opportunity

- A patented new chemical entity with a broad spectrum antimicrobial active
- Strong translatable preclinical data in various models and applications
- Bacterial vaginosis is most prevalent US gynecological infection
- 4+ million women treated annually with high rate of recurrence

MAY 44

505(b)(2) non-hormonal drug candidate for temporary relief of moderate to severe dyspareunia

- Over 38 million women in US are estimated to suffer from dyspareunia/painful intercourse
- Key market advantage is that, if approved, would be only non-hormonal drug used to treat symptoms of dyspareunia
- Peer reviewed, 46-patient study providing strong signals of efficacy

MAY 88

Unique approach to proven molecule for treatment of interstitial cystitis

- Patent-pending oral anhydrous extend release suspension of pentosan polysulfate sodium
- Estimated over 8 million patients in US suffer from interstitial cystitis
- Expect condensed 505(b)(2) clinical pathway

MAY-66 for Bacterial Vaginosis

MAY
66

THE PROBLEM:

A large percentage of women suffering from Bacterial vaginosis (BV) need more efficacious treatment options

- No treatment options for reoccurrence of bacterial vaginitis
- *Pregnant* women have no safe treatment options for BV
- Potential embarrassing signs and symptoms include thin, gray, white or green vaginal discharge; unpleasant odor; vaginal itching; and burning during urination

21+ MILLION[1]

Women in the US are estimated to suffer from BV

BV Market Dynamics

BV is the **most prevalent** US gynecological infection[3]

- If untreated can cause serious health problems
  - 2x increased risk of acquiring and 3x risk of transmitting HIV
  - 2x more likely to have preterm birth
  - Reduces fertility during IVF

BV is a $1 Billion Market that is undertreated and underpromoted Today[2]

Over 7.5M US prescriptions written for bacterial vaginosis and growth 4%[4]

Over 4 million women are treated annually with high rate of reoccurrence that results in many repeat suffers[5]

Attractive pricing average cost of per day of therapy $325[6]

Limited competition in the pipeline and companies promoting products

Unmet needs include prevention of recurrent BV and safe product that can be used in pregnant women

- Estimated 1.5-2M women have BV and are pregnant[7]

Note: Prevalence of Bacterial vaginosis 21M, Vaginal Candidiasis 8.1M, Trichomoniasis 6.5M and Yeast infections 3.2M.

MAY-66

DRUG CANDIDATE OVERVIEW

- Novel broad spectrum antimicrobial active against all gram positive, gram negative bacteria and fungi
- First in class, small molecule
- Effective against **ALL** pathogens associated with vaginitis including multi-resistant bacteria; multi-resistant fungi; microbial biofilms and enveloped and non-enveloped viruses
- Need for more efficacious BV treatment options and safe options for pregnant women suffering from bacterial vaginosis
- Patents cover matter of composition, methods of production, use and molecule until 2038
- Potential indications include treatment of recurrent bacterial vaginosis, vaginal candidiasis and trichomoniasis
- Clinical Program expectations: 505(b)(1) clinical program, with IND filing in 2021, Phase II completion in 2022





MAY-66 Proven Efficacy

In preclinical models, MAY-66 was significantly more effective against all pathogens of BV compared to conventional therapy

Pathogen	Number of strains	MAY-66	Metronoidazole	Clindamycin	Biguanides
Gardnerella vaginalis	25	**0.06-1**	2->256	0.125->1	8->256
Mobiluncus spp.	20	**0.25-2**	64->256	0.25->256	8->256
Prevotella spp	20	**0.125-1**	1-64	1-256	8->256
Peptoniphilus spp	15	**0.06-2**	1-8	0.25-128	16-128
Fungi					
Candida spp	40	**0.06-0.25**	Ineffective	Ineffective	1-128
Bacteriophages					
Lactobacillus bacteriophages	10	**0.06-0.25**	Ineffective	Ineffective	Ineffective

MAY-66 Mouse Model

MAY-66 was the most effective drug in a translatable bacterial vaginosis mouse model (Polymicrobial G.vaginalis + P.bivia)

MAY-66 treatment resulted in **complete elimination of BV in 100%** of the animals by Day 7 and prevented recurrence of the infection



Complete eradiation of infection (%)
100
90
80
70
60
50
40
30
20
10
0
1
2
5
7
21
Days
May-66
Mitronidazole
Clindamyn
PHMB

MAY-44 for Dyspareunia (painful intercourse)

MAY 44

THE PROBLEM:

A large percentage of women suffering from dyspareunia do not have treatments options:

- No treatment options exist for premenopausal and postmenopausal women
- Etiology is different for women depending on the stage of their life
- 50-70% of breast cancer survivors experience dyspareunia -- no treatment options

38+ MILLION[8]

Patients in the US are estimated to suffer from dyspareunia

Dyspareunia *Market Dynamics*

A $1.5 Billion Market Today[10]

Opportunity to expand into pre-menopausal women with over 13 million patients

Large market opportunity pre- and post- menopausal women with no options for products to treat of both segments

Ability to drive direct to patient treatment options and therapy is in it's nascency and expected to grow

Proactive market segment driven by political movement of women empowerment and satisfaction of needs

Over 1.5M prescriptions written for dyspareunia-based products and growing for post menopausal uses[12]

Attractive pricing average cost of per day of therapy $11[13]

- $1,700 per year per patient

10.4M Women are not advised to use hormonal therapies, so they have no options for dyspareunia and would be candidates for MAY 44[11]

All current treatment options have black box warning or contraindications for use in breast cancer survivors and women at risk for cardiovascular disease

MAY-44

DRUG CANDIDATE OVERVIEW

- Non-estrogen gel containing a patented pH-balanced formulation of 3.75% lidocaine and excipients designed for use on mucosal surfaces
- ***Goestch*** proof of concept study in 46-patient randomized, double-blinded study in breast cancer survivors. 87.5% reduction in pain during intercourse after 1 month of use of aqueous 4% lidocaine vs. 38% pain reduction with placebo[9]
- MAY-44 advantages compared to products on the market:
  - "only" product for temporary relief of moderate to severe dyspareunia
  - "only" product for use in both pre- and post- menopausal women
  - "only" product without black box warning or precaution related to certain cancers
- Market research indicates 87% of OB/GYNs will prescribe MAY-44 to their current patients and 98% will prescribe MAY-44 to new patients*
- 3 newly issued patents protected through 2036
- Clinical program expectations: PIND meeting held in June 2019, IND filing within 12 months of closing of a capital raise & Phase II completion in 2021





**D.S. Howard & Associates, Inc. Market Research December 2017*

MAY-88 for Interstitial Cystitis

MAY 88

THE PROBLEM:

A large percentage of women suffering from Interstitial Cystitis (IC) could benefit from faster onset and lower dose or who have dysphagia

- Clinical syndrome characterized by daytime and nighttime urinary frequency, urgency, and pelvic pain and is sometimes described as painful bladder syndrome
- Treatment includes pharmacological, intravesical, surgical, electrical stimulation and diet

8+ MILLION[14]

Patients in the US are estimated to suffer from interstitial cystitis

IC Market Dynamics

$400 Million Market Today; highly underserved and under promoted[16]

Proactive market segment driven with limited treatment options

Over 380K prescriptions written for Elmiron®[17] with other drugs recommended for off-label use (annually)

Obstetricians/Gynecologist and Urologists write the majority of Rx's 60%[18]

- Concentrated prescriber base ~ 24,000[19]

Generic entry difficulties due to challenges with measuring plasma concentrations

Ability to grow the market by promoting and patient education. Limited competition, Elmiron is not actively promoted

Attractive pricing average cost of per day of therapy $32[20]

- 56% of Rx's are from commercial payors[21]

MAY-88

DRUG CANDIDATE OVERVIEW

- First oral anhydrous extended release suspension of pentosan sulphate indicated women that have difficulty swallowing
- Anecdotal evidence has shown the oral suspension may have favorable pharmacokinetic profile 15 including faster onset and extended release properties that may allow for a lower therapeutic dose to be administered
- Stability data supports long-term expiration dating
- Pentosan originally qualified for orphan exclusivity. Work to determine a subpopulation can be identified to qualify for orphan designation
- 505(b)(2) clinical program expectations: IND filing and Phase I start in 2021, followed by single Phase 3 study to allow for NDA submission





Summary

Mayfield Pharmaceuticals is a ***women's health focused*** subsidiary of Harrow Health, Inc.

Potential to disrupt ***large multiple billion-dollar markets,*** with differentiated drug candidates

Led by an ***experienced*** and ***proven*** management team and board of directors

Near term and ***minimal cash outlay*** to reach significant human clinical trial event driven milestones

Focused on patented 505(b)(2) drugs and new chemical entities with ***known mechanisms of action***

Drug candidates will target areas of the market where patients needs are ***conspicuously not being satisfied***

Timeline and Use of Proceeds

Drug Candidate	Market Size	Patent Protection Thru	Target IND Filing	Target Phase 2 Completion	Est. Capital Outlay thru Value Inflection [1]
MAY-66 Patients with recurrent bacterial vaginosis	$1B+	2038	2021	2022	$5.5M - $6.7M
MAY-44 Patients pre and post menopausal with dyspareunia	$1.5B	2036	2020	2020/2021	$4.0M - $5.6M
MAY-88 Patients suffering from interstitial cystitis	$400M+	2039 (pending)	2020	2021*	$2.8M - $3.8M

*We do not expect Phase 2 studies to be required for this program, this date indicates completion of Phase 2 meeting with FDA

1- MAY 66 through Phase 1, MAY-44 through Phase 2, MAY-88 to Phase 3 ready

References

1. Sexually Transmitted Diseases, November 2007, Vol. 34, No. 11, p.864–869
2. National Sales Perspectives IMS April 2018-March 2019
3. Sexually Transmitted Diseases, November 2007, Vol. 34, No. 11, p.864–869
4. National Prescriptions Audit IMS April 2018-March 2019
5. Sexually Transmitted Diseases, November 2007, Vol. 34, No. 11, p.864–869
6. First Databank and IMS analysis
7. AIDS. 1995 Sep;9(9):1093-7. Bacterial vaginosis and HIV seroprevalence among female commercial sex workers in Chiang Mai, Thailand. Cohen CR(1), Duerr. Hay PE, Lamont RF, Taylor-Robinson D, Morgan DJ, Ison C, Pearson J. Abnormal bacterial colonisation of the genital tract and subsequent preterm delivery and late miscarriage. BMJ 1994; 308: 295–98 Goldenberg RL, Culhane JF, Iams JD, Romero R Epidemiology and causes of preterm birth. *Lancet*. 2008; 371: 75-84
8. Laumann EO, Paik A, Rosen RC. Sexual dysfunction in the United States: prevalence and predictors [published correction appears in JAMA. 1999;281(13):1174]. JAMA. 1999;281(6):537-544. (Simons and Carey, 2001; American Psychiatric Association, 2013
9. A Practical Solution for Dyspareunia in Breast Cancer Survivors: A Randomized Controlled Trial. Martha F. Goetsch, Jeong Y. Lim, and Aaron B. Caughey 2015
10. National Sales Perspectives IMS April 2018-March 2019
11. Miller KD, Siegel RL, Lin CC, et al. Cancer treatment and survivorship statistics, 2016. CA Cancer J Clin. 2016;66: 271-289. Curr Cardiol Rep. 2010 January ; 12(1): 6–13. doi:10.1007/s11886-009-0080-2. Acute Myocardial Infarction in Women. A Scientific Statement From the American Heart Association; Laxmi S. Mehta 2016;133:916–947. Am J Prev Med. 2010 Apr;38(4 Suppl):S495-501. doi: 10.1016/j.amepre.2009.12.017
12. National Prescriptions Audit IMS April 2018-March 2019
13. National Sales Perspectives IMS April 2018-March 2019. First Databank 2019. FDA.gov product labels
14. Published in final edited form as: J Urol . 2011 August ; 186(2): 540–544. doi:10.1016/j.juro.2011.03.132. Prevalence of Symptoms of Bladder Pain Syndrome/Interstitial Cystitis Among Adult Females in the United States Sandra H. Berry
15. Anecdotal evidence supports oral suspension may have favorable pharmacokinetic profile Harrow Health
16. Bloomberg Intelligence Symphony Health Monthly Retail Sales Data Releases 2018 included retail& institutional sales
17. Bloomberg Intelligence Symphony Health Monthly Retail Sales Data Releases 2018 included retail & institutional sales
18. Claims data 2015
19. Claims data 2015
20. First Databank 2019
21. Claims data 2015